SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

     Date of Report: (Date of earliest event reported) : December 1st, 2005

                          Commission File No. 000-49628

                           TELEPLUS ENTERPRISES, INC.

             (Exact name of registrant as specified in its charter)

                Nevada                                       90-0045023
----------------------------------------                    ------------
     (State or other jurisdiction of           (IRS Employer Identification No.)
     incorporation or organization)

       7575 Transcanadienne, Suite 305, St-Laurent, Quebec, Canada H4T 1V6
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

                                  514-344-0778
                     --------------------------------------
                            (Issuer telephone number)

--------------------------------------------------------------------------------
                            (Former Name and Address)

ITEM 8.01  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On November 17, 2005, the Board of Directors (the "Board") of TelePlus Enterprises, Inc. ("TelePlus" or the "Company") appointed Tom Davis as its new COO succeeding to Kelly McLaren which remains President of the Company. On the same date the Board of Directors also appointed Mr. Davis as a Director to fill one of the vacancies on the Board.

Prior to joining TelePlus Mr. Davis served as President and CEO of Telizon Inc. from December, 2002 until its acquisition by Teleplus in July, 2005. Prior, Mr. Davis was the Senior Vice President of Customer Operations at Axxent Inc., a Competitive Local Exchange Carrier (CLEC). In his 30 years tenure in the telecommunication industry Mr. Davis also held several senior management and consulting roles; AT&T Canada (consulting), Cam-Net Communications (President and COO) and ACC Long Distance (President and CEO). Mr. Davis graduated from the Wharton School of Business, University of Pennsylvania with a Bachelor of Science in Economics.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

None.

                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TelePlus Enterprises, Inc.


December 1, 2005                        /s/ Marius Silvasan
                                        -------------------------------------
                                        Marius Silvasan
                                        Chief Executive Officer


December 1, 2005                        /s/ Robert Krebs
                                        -------------------------------------
                                        Robert Krebs
                                        Chief Financial Officer


December 1, 2005                        /s/ Kelly McLaren
                                        -----------------------------------
                                        Kelly McLaren
                                        President